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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 29, 2002
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                ICOS CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                             0-19171                          91-1463450
------------------------------------  ---------------------------------  ---------------------------------
    (State or other jurisdiction            (Commission File No.)                  (IRS Employer
         of incorporation)                                                      Identification No.)
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              22021 -- 20th Avenue S.E., Bothell, Washington 98021
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          (Address of principal executive offices, including zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)

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Item 5. Other Events

     On January 29, 2002, ICOS Corporation (the "Registrant") held a conference call, which was available via webcast, to discuss the Registrant's financial results for the fourth quarter and full year 2001. During the conference call, Michael A. Stein, Vice President and Chief Financial Officer of the Registrant, indicated that the Registrant currently expects a per share net loss in 2002 of between $2.70 and $2.95, based on an estimated 61.2 million weighted average shares. The webcast of the conference call is available until February 1, 2002 on the Registrant's website at www.icos.com.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 29, 2002

                                            ICOS CORPORATION

                                            By:  /s/ MICHAEL A. STEIN
                                                 ------------------------------
                                                 Name:   Michael A. Stein
                                                 Title:  Vice President and
                                                         Chief Financial Officer

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